SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             ULTRAFIT CENTERS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               ULTRAFIT CENTERS, INC.
                  -------------------------------------------
                  (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transactions apply:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 -11:

    (4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, schedule or registration statement no.:

    (3) Filing party:

    (4) Date filed:

                             ULTRAFIT CENTERS, INC.

                                                                August 13, 1996



Dear Stockholder:

        The 1996 Annual Meeting of stockholders of Ultrafit Centers, Inc. (the "Corporation") will convene at 2:00 p.m. on September 16, 1996. The meeting will be held at the Holiday Inn, 2705 Houston Highway (Business 59), Victoria, Texas 77901, and will address the matters referred to in the enclosed Notice of Meeting.

        Your Proxy is also enclosed. If you do not plan to attend the meeting, please review the enclosed material, make your decision and sign and return your proxy in the return envelope provided. If you do not plan to attend the meeting, sending in your proxy now will assure that your shares are voted. Be assured that if you send in an executed proxy you may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

        The Board of Directors, as well as the executive officers of the Corporation, look forward to seeing you. We hope you will participate in your Annual Meeting, if not in person, then by proxy.

                                             Very truly yours,

                                             WENDELL A. PORTH, PRESIDENT

                    NOTICE OF ANNUAL STOCKHOLDERS MEETING OF
                             ULTRAFIT CENTERS, INC.


                             ULTRAFIT CENTERS, INC.


To the Stockholders of Ultrafit Centers, Inc. (the "Corporation"),

        NOTICE IS HEREBY GIVEN, that the 1996 Annual Meeting of the Stockholders of the Corporation, will be held at the Holiday Inn, 2705 Houston Highway (Business 59), Victoria, Texas 77901, on September 16, 1996, at 2:00 p.m., for the following purposes:

        1. To elect six members to the Board of Directors for the ensuing year.

        2. To transact any other business which may properly come before the Annual Meeting, or any adjournment thereof.

        August 12, 1996, has been fixed as the record date for the determination of the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. All Stockholders are cordially invited to attend the meeting in person.

        Please return the proxy enclosed with this Notice as soon as possible, so that your shares can be voted at the 1996 Annual Meeting. Please return the proxy even if you intend to attend the meeting. If you attend the annual meeting, you will be able to vote in person even though you have previously sent us your proxy. Please let us know (by telephoning us at (210) 495- 0565) if you intend to attend the annual meeting personally, so that we can get a sense of how many shareholders will be in attendance at the annual meeting.

        Please be sure that your proxy is signed an dated; it cannot be voted without your signature.

                                            By Order of the Board of Directors


                                            WENDELL A. PORTH, PRESIDENT





Dated:  August 13, 1996.

                             ULTRAFIT CENTERS, INC.



                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1996

                                 PROXY STATEMENT

        The Board of Directors of Ultrafit Centers, Inc. (the "Corporation") is soliciting proxies, the form of which is enclosed, to be used at the Annual Meeting of Stockholders to be held on September 16, 1996, or any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are first being sent to Stockholders on or about August 13, 1996.

        The shares of common stock ("Common Stock") represented by all properly executed proxies received by the Corporation will be voted as specified by the Stockholders. If no specifications are given, the Common Stock represented by the proxy will be voted FOR Proposal 1. A Stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person. Under Colorado law, abstentions are treated as present and entitled to vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the votes.

        The expense of soliciting proxies will be borne by the Corporation. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Corporation, who will receive no additional compensation, may solicit proxies by any appropriate means. The Corporation will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

        YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Corporation a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                      VOTING SECURITIES AND SHARE OWNERSHIP

        On August 12, 1996, there were 9,349,600 shares of Common Stock, $.001 par value per share, outstanding. Each share of Common Stock of record on the books of the Corporation at the close of business on August 13, 1996, entitles its owner to one vote, either in person or by proxy, upon each matter to come before the meeting.

        The following table sets forth, as of August 12, 1996, information with respect to the beneficial ownership of Common Stock by (i) each person known to the Corporation to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and certain executive officers of the Corporation who beneficially own any shares of Common Stock and (iii) all directors and executive officers of the Corporation as a group.

                               NO. OF SHARES AND
NAME AND ADDRESS OF            NATURE OF BENEFICIAL      PERCENTAGE OF COMMON
BENEFICIAL OWNER                    OWNERSHIP(1)         SHARES OUTSTANDING
- -------------------            --------------------      --------------------

Hartvale Holdings Ltd.                 444,000                 4.74%
14A Eddelston Street
London, England

Lomax Co. Limited                      695,000                 7.43%
P. O. Box 1792
Grand Cayman Office
Georgetown, Grand Cayman

OTC Capital Corp.                      647,000                 6.92%
P. O. Box 669
Palm Beach, Florida 33480

Joseph E Davis, M.D.                 2,939,646                31.55%
500 Thompson Drive
Kerrville, TX 78028

Daniel Boone, M.D.                     645,530                 6.9%
236 Wesley
Kerrville, Texas 78028

Wendell A. Porth                       163,637                 1.75%
105 Painted Post
San Antonio, Texas 78231

John Russell                            50,000                  .533%
13750 U.S. 281 North, Suite 610
San Antonio, Texas 78232

Terry L. James, M.D.                   100,000(2)              1.1%
13919 Hughes Lane
Dallas, TX 75240

Michael Panzarella                           0                   0
3830 McCullough
Suite 100
San Antonio, TX 78212

All Directors and Officers
as a group (6 persons)               3,898,813                41.833%



(1) To the Corporation's knowledge, all shares of Common Stock are owned beneficially, with sole voting and investment power, except as otherwise noted.

(2) Shares are held of record by Physicians Anesthesia Services. Terry L. James, M.D. is the sole shareholder of Physicians Anesthesia Services.


                       ELECTION OF DIRECTORS - PROPOSAL(1)

        Unless you specify otherwise on the accompanying proxy, it will be voted for Joseph E. Davis, M.D., Daniel Boone, M.D., Wendell A. Porth, John Russell, Terry James, M.D., and Michael Panzarella, the nominees for directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. All of the nominees have consented to serve if elected. Directors will be elected by a plurality of the shares of Common Stock present or represented and entitled to vote at the meeting.

        If any nominee should become unavailable to serve, the proxies will be voted for a substitute nominee designated by the Board of Directors in its sole discretion. The Board of Directors knows of no reason to anticipate that this will occur. Each of the nominees is presently a director of the Corporation.

        The names of the directors and executive officers and information about each is set forth below

NAME                      AGE    POSITION
- ----                      ---    --------

Joseph E. Davis, M.D.     50     Chairman of the Board of Directors,
                                 Chief Medical Officer

Wendell A. Porth          43     President, Chief Executive Officer, Director

John Russell              50     Consultant, Director

Daniel Boone, M.D.        43     Director

Terry L. James, M.D.      48     Director

Michael Panzarella        40     Director

        Joseph E. Davis, M.D., is the Chairman of the Board of Directors and the founder of the Ultrafit concept. Joseph E. David, M.D., obtained his Doctor of Medicine at the University of Texas, Southwestern Medical School in 1972, graduating Magna Cum Laude. Dr. Davis completed his internship and medical residency in Massachusetts General Hospital, Boston Massachusetts. Dr. Davis established his initial practice in Nacogdoches, Texas, specializing in internal medicine and continued that practice until July 1989. Dr. Davis then concentrated his efforts on the Ultrafit Preventive Medicine concept. The New American Library published Dr. Davis' book entitled "Ultrafit" in 1992. Dr. Davis has been the recipient of numerous awards, including the Phi Kappa Phi National Scholastic Honorary Society, the Alpha Omega Alpha National Medical Honor Society. Dr. Davis has also received numerous body building awards including the Texas Timberland Championship, South Central U. S. A. Middleweight and Mr. Mid-America Novice, North Texas Body Building Championship.

        Wendell A. Porth has served as a member of the Board of Directors and as the Chief Executive Officer of the Company since October 27, 1995. Mr. Porth is responsible for the formulation of corporate strategy and for corporate development. Mr. Porth has been employed in various executive level positions within the health care industry for the past twelve years. Mr. Porth's prior executive level positions include associations with Humana Women's and Children's Hospital, San Antonio, St. Luke's Lutheran Hospital, San Antonio and Memorial Hospital, El Campo, Texas. Mr. Porth holds an MBA and BS in Finance.

        John Russell has been a director of the Company since March 1992. Since March 1992, Mr. Russell has been self-employed as a consultant in the health and fitness industry. Mr. Russell has been a consultant to Ultrafit since March 1992. His background includes one time part-owner of International Fitness Centers. In May 1994, Mr. Russell filed Chapter 7 petition under the bankruptcy code.

        Daniel Boone, M.D., was admitted to practice in Texas. From 1991 to 1993, Daniel Boone, M.D. managed and operated a private medical practice. From 1993 to 1995, Dr. Boone has been employed by the Company, and has provided medical services for the Ultrafit Center in Kerrville, Texas.

        Michael G. Panzarella joined the Company's Board of Directors on May 23, 1996. He is an attorney and member of the State Bar of Texas, the San Antonio Bar Association, the State Bar of North Carolina, amongst others. He is the senior partner of Panzarella & Dunn, a law firm in San Antonio, Texas. He was the owner, president and general counsel of Don-A-Vee Jeep-Eagle, Inc. from 1986 to 1990. He was the Chief Operating Officer, General Counsel and a principal of the Equicor affiliated companies, a San Antonio, Texas, based investment group from 1985 to 1991. Mr. Panzarella was General Counsel to the Steinmetz Group of companies, a San Antonio, Texas, based real estate development syndication and service group from 1984 to 1985. He was employed as General Counsel for Kipp, Rich & Associates, an El Paso, Texas, based venture capital firm from 1983 to 1984.

        Terry L. James, M.D., graduated from the University of Arizona in 1975. He also attended Arizona State University and Brigham Young University. Dr. James joined the Company's Board of Directors on May 23, 1996. He is a member of the Texas Medical Association and a past member of Cardiac Anesthesia Society.

INFORMATION REGARDING THE BOARD OF DIRECTORS

        The Board of Directors held eight meetings during the last fiscal year. The Company does not have a standing audit, nominating or compensation committee of the Board of Directors or any committees performing similar functions. The Board of Directors also took various actions through unanimous written consent in lieu of meetings of directors. In 1995, each director attended at least 75% of the aggregate total number of meetings held by the Board of Directors.


                           SUMMARY COMPENSATION TABLE


NAME AND                                  ANNUAL          ANNUAL        OTHER ANNUAL       ALL OTHER
PRINCIPAL POSITION           YEAR      SALARY  BONUS                    COMPENSATION       COMPENSATION
- ------------------           ----      -------------      ------        ------------       ------------

Joseph E. Davis, M.D.        1995      $ 120,000            $0              $0              $45,000(1)
Wendell A. Porth             1995      $  65,625            $0              $0              $45,000(1)
John Russell                 1995      $ 120,000(2)         $0              $0              $45,000(1)


(1) Paid in 50,000 Shares of restricted common stock at a per share price of $.90 per share, to give effect to the two-year resale restriction attributable to such shares.

(2) John Russell was paid as a consultant to the corporation, not as an employee.

The Company's Directors do not receive compensation for acting in their respective capacities as such.

Daniel Boone, M.D., purchased 100,000 shares of the Company's common stock in February 1996 for a purchase price of $100,000. From March 1992 through the present, John Russell, a director of the Company, has served as a consultant to the Company and has been retained and compensated by the Company as a consultant to the Company.

Each of the following directors - Joseph E. Davis, M.D., Daniel Boone, M.D., Wendell A. Porth and John Russell - was awarded 50,000 shares of stock in October 1995 by the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's executive officers and directors are required to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Common stock. Copies of such reports are required to be furnished to the Corporation. Based solely on its review of the copies of such reports furnished to the Corporation, the Corporation believes that, during 1995, Messrs. Joseph E. Davis, M.D., Daniel Boone, M.D., Terry L. James, M.D., Wendell A. Porth and John Russell did not file two reports each was required to file in accordance with Section 16(a).


                                 OTHER BUSINESS

        The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournment thereof, the person(s) named in the accompanying proxy will have discretionary authorizations to vote all proxies in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

        Proposals on matters appropriate for Stockholder consideration, consistent with the regulations of the Securities and Exchange Commission, which are submitted by Stockholders for inclusion in the proxy statement and form of proxy for the 1997 Annual Meeting of Stockholders, must be received by the Corporate Secretary or by the Corporation's principal executive offices on or before December 16, 1996. Such Stockholder proposals may be mailed to 13750 U.S. 281 N., Suite 610, San Antonio, Texas 78232.

                                     GENERAL

        In order that all holders of Common Stock may be represented at the Annual Meeting, it is extremely important that proxies be returned promptly.

        PLEASE SIGN, DATE AND MAIL OR OTHERWISE DELIVER THE ENCLOSED PROXY.
THE ACCOMPANYING ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

        Stockholders mailing or otherwise delivering their proxies who attend the meeting may, if desired, revoke their proxies and personally vote their shares by ballot at the meeting. Your cooperation in promptly returning your proxy will be appreciated and will help secure, at an early date, a quorum for our meeting.

        The Corporation's Annual Report on Form 10-K is enclosed herein.


                                            By Order of the Board of Directors

                                      PROXY
                             ULTRAFIT CENTERS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 August 13, 1996

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

        The undersigned hereby appoints Wendell A. Porth, President and director of Ultrafit Centers, Inc. or any member of the Board of Directors, with power of substitution, to represent and vote on behalf of the undersigned all shares of common stock of Ultrafit Centers, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 16, 1996, at 2:00 p.m., and at any postponements or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the Proxy Statement for the meeting, receipt of which is hereby acknowledged.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), and (2):

1.    ELECTION OF DIRECTORS               FOR all nominees listed             NO AUTHORITY
                                          below (except as marked             to vote for all
                                          to the contrary                     nominees listed
                                          below)______________________        below ____________________


               Joseph Davis, M.D., Daniel Boone, M.D., Wendell A. Porth. John Russell, Terry James, M.D. and Michael Panzarella.

    INSTRUCTION:      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
                      WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:

                      ___________________________________________________

2. IN THEIR DISCRETION, Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SET FORTH ABOVE.

        Please sign exactly as the name appears on your stock certificate. When shares are held by joint tenants, both should sign. Please return this Proxy in the envelope enclosed.

Dated:____________________          _________________________________
                                              Signature


__________________________          _________________________________
Number of Shares                    Please print name clearly

                                               RETURN PROXY TO:

                                               Melinda Orth
[PROXY LABEL AREA]                             Interwest Transfer Co.
                                               P. O. Box 17136
                                               Salt Lake City, Utah 84117